UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 1, 2016

Commission File No.	Exact name of each Registrant as specified in its charter, state of incorporation, address of principal executive offices, telephone number	I.R.S. Employer Identification Number

1-8180	TECO ENERGY, INC.	59-2052286
(a Florida corporation) TECO Plaza 702 N. Franklin Street Tampa, Florida 33602 (813) 228-1111

1-5007	TAMPA ELECTRIC COMPANY	59-0475140
(a Florida corporation) TECO Plaza 702 N. Franklin Street Tampa, Florida 33602 (813) 228-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 1, 2016 (the “Closing Date”), Emera Inc., a Nova Scotia corporation (“Emera”), completed its previously announced acquisition of TECO Energy, Inc. (“TECO Energy”) through a merger (the “Merger”) of Emera US Inc., a Florida corporation and indirect wholly owned subsidiary of Emera (“Merger Sub”), with and into TECO Energy pursuant to the Agreement and Plan of Merger, dated as of September 4, 2015, by and among TECO Energy, Emera, and Merger Sub (the “Merger Agreement”). As a result of the Merger, TECO Energy became an indirect, wholly owned subsidiary of Emera effective at approximately 8:00 a.m. Eastern Daylight Time (the “Effective Time”) on the Closing Date.

Pursuant to the Merger Agreement, at the Effective Time each share of TECO Energy common stock issued and outstanding immediately prior to the Effective Time (other than shares of common stock of TECO Energy owned by TECO Energy as treasury stock, if any, shares of TECO Energy common stock owned by TECO Energy’s wholly owned subsidiaries, if any, and shares of TECO Energy common stock owned directly or indirectly by Emera or Merger Sub, if any) were cancelled and converted automatically into the right to receive $27.55 in cash, without interest and less any applicable withholding taxes (the “Merger Consideration”). Pursuant to the terms of the Merger Agreement, each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time was converted into one share of the common stock of TECO Energy, as the surviving corporation in the Merger, and constituted the only outstanding shares of TECO Energy, as the surviving corporation in the Merger, as of the Effective Time.

Pursuant to the Merger Agreement, at the Effective Time:

•	Each outstanding restricted share of TECO Energy common stock, and each outstanding restricted stock unit with respect to a share of TECO Energy common stock permitted to be granted under the terms of the Merger Agreement to TECO Energy non-employee directors after the date of the Merger Agreement, was vested and cancelled and converted into the right to receive a lump-sum cash payment (less any applicable withholdings) equal to the Merger Consideration (plus any accrued dividends). For purposes of determining the number of restricted shares of TECO Energy common stock outstanding immediately prior to the Effective Time, any performance goals and bonus multipliers were deemed achieved at the maximum level as of immediately prior to the Effective Time.

•

Each outstanding restricted stock unit with respect to a share of TECO Energy common stock (other than any restricted stock unit granted to TECO Energy non-employee directors) permitted to be granted under the terms of the Merger Agreement after the date of the Merger Agreement was cancelled and converted into the right to receive (i) a pro-rated lump-sum cash payment (less any applicable withholdings) and (ii) a cash service award subject to the same terms and conditions (including service-based vesting, but not performance-based vesting) applicable to the corresponding restricted stock unit immediately prior to the Effective Time, each as calculated pursuant to the Merger

Agreement. For purposes of determining the number of restricted stock units outstanding immediately prior to the Effective Time, any performance goals and bonus multipliers were deemed achieved at the maximum level as of immediately prior to the Effective Time.

In addition, effective as of the opening of trading on the New York Stock Exchange (“NYSE”) on the Closing Date, the shares of TECO Energy common stock, which traded under the symbol “TE”, were suspended from trading on the NYSE. On the Closing Date, TECO Energy requested that the NYSE file with the Securities and Exchange Commission an application on Form 25 to delist the TECO Energy common stock from the NYSE and deregister the TECO Energy common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is included as Exhibit 2.1 to this Current Report on Form 8-K.

Section 3 – Securities and Trading Markets

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information under Item 2.01 is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

The information under Item 2.01 is incorporated herein by reference.

Section 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

As a result of the Merger, a change of control of TECO Energy occurred, and each of TECO Energy and its wholly owned subsidiaries, including Tampa Electric Company, is now an indirect wholly owned subsidiary of Emera. The information under Item 2.01 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Effective Time and pursuant to the Merger Agreement, Robert Bennett, Christopher Huskilson and Sarah MacDonald, the directors of Merger Sub immediately prior to the Effective Time, became the directors of TECO Energy pursuant to the Merger Agreement and replaced all of the directors of TECO Energy serving prior to the Effective Time. None of the departing directors stated that his or her departure related to any disagreement with TECO Energy relating to its operations, policies or practices.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Effective Time and pursuant to the Merger Agreement, (i) the articles of incorporation of Merger Sub immediately prior to the Effective Time become the articles of incorporation of TECO Energy, as the surviving corporation in the Merger and (ii) the bylaws of Merger Sub immediately prior to the Effective Time became the bylaws of TECO Energy, as the surviving corporation in the Merger. Copies of the articles of incorporation and bylaws of TECO Energy after giving effect to the Merger are included as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Section 9—Financial Statements and Exhibit

Item 9.01. Financial Statements and Exhibit.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of Sept. 4, 2015, by and among TECO Energy, Emera and Merger Sub (Exhibit 2.1, Form 8-K dated Sept. 8, 2015 of TECO Energy)

3.1	Articles of Incorporation of TECO Energy

3.2	Bylaws of TECO Energy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2016	TECO ENERGY, INC.
(Registrant)

/s/ John B. Ramil
John B. Ramil
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of Sept. 4, 2015, by and among TECO Energy, Emera and Merger Sub (Exhibit 2.1, Form 8-K dated Sept. 8, 2015 of TECO Energy)

3.1	Articles of Incorporation of TECO Energy

3.2	Bylaws of TECO Energy